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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 31, 2004

                           Blue River Bancshares, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

               0-24501                                35-2016637
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       (Commission File Number)           (IRS Employer Identification No.)


     29 E. Washington Street, Shelbyville, Indiana              46176
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       (Address of Principal Executive Offices)              (Zip Code)

                                 (317) 398-9721
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported in Item 1.01 of its Current Report dated September 1, 2004, Blue River Bancshares, Inc. ("Blue River") and Heartland Bancshares, Inc. ("Heartland") entered into an Agreement of Affiliation and Merger (the "Merger Agreement") which provides for Heartland to merge with and into Blue River.

In connection with their execution and delivery of the Merger Agreement, Heartland and Blue River also entered into reciprocal Stock Option Agreements, each dated August 31, 2004. Each of the Stock Option Agreements entitled the other party to purchase up to 19.9% of its then outstanding common stock in certain events. A copy of the Stock Option Agreement issued and sold by Blue River to Heartland (the "Blue River Stock Option Agreement") is attached hereto as Exhibit 10.1. A copy of the Stock Option Agreement issued and sold by Heartland to Blue River (the "Heartland Stock Option Agreement") is filed as part of this Form 8-K as Exhibit 10.2, through incorporation by reference to the copy of that exhibit filed as part of the Form 8-K filed by Heartland on September 7, 2004.

Pursuant to the Blue River Stock Option Agreement, and in consideration of the payment by Heartland to Blue River of $100 cash and other good and valuable consideration, and in order to induce Heartland to enter into the reciprocal Stock Option Agreement and the Merger Agreement, Blue River granted to Heartland (and its permitted assigns, if any) the right to purchase six hundred seventy-seven thousand eight hundred twenty-three (677,823) of Blue River's authorized but unissued common shares, no par value ("Blue River Common Shares"), at a price of $5.62 per share. Both the number of Blue River Common Shares and the exercise price per share are subject to adjustment under the terms of the Blue River Stock Option Agreement in certain circumstances.

Heartland was not as of August 31, 2004, and is not presently, entitled to exercise its right to acquire any of the Blue River Common Shares under the Blue River Stock Option Agreement. Heartland's rights to acquire Blue River Common Shares will become exercisable only if certain triggering events occur during certain periods of time, as described by Section 2 of the Blue River Stock Option Agreement, which Section 2 is incorporated herein by reference.

Pursuant to the Heartland Stock Option Agreement, and in consideration of the payment by Blue River to Heartland of $100 cash and other good and valuable consideration, and in order to induce Blue River to enter into the reciprocal Stock Option Agreement and the Merger Agreement, Heartland granted to Blue River (and its permitted assigns, if any) the right to purchase two hundred seventy-seven thousand four hundred forty (277,440) of Heartland's authorized but unissued common shares, no par value ("Heartland Common Shares"), at a price of $12.17 per share. Both the number of Heartland Common Shares and the exercise price per share are subject to adjustment under the terms of the Heartland Stock Option Agreement in certain circumstances.

Blue River was not as of August 31, 2004, and is not presently, entitled to exercise its right to acquire any of the Heartland Common Shares under the Heartland Stock Option Agreement. Blue River's rights to acquire Heartland Common Shares will become exercisable only if certain

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triggering events occur during certain periods of time, as described by Section
2 of the Heartland Stock Option Agreement, which Section 2 is incorporated herein by reference.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Blue River Stock Option Agreement which is filed as an exhibit hereto.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On August 31, 2004, Blue River issued and sold to Heartland the Blue River Stock Option Agreement that is described by Item 1.01 of this Report and which is attached hereto as Exhibit 10.1. The description of the terms of the Blue River Stock Option Agreement included in Item 1.01 of this Report, and the exact terms of the Blue River Stock Option Agreement that are filed as Exhibit 10.1, are incorporated herein by reference.

Blue River issued and sold the Blue River Stock Option Agreement to Heartland without registration under the Securities Act of 1933, as amended (the "Act") in reliance upon the exemption from registration for transactions by an issuer not involving any public offering that is provided by Section 4(2) of the Act. Blue River believed that the Section 4(2) exemption was applicable to this transaction due to its belief that Heartland had sufficient financial sophistication and bargaining position to be able to fend for itself in evaluating the purchase of the Blue River Stock Option Agreement without the additional protection that registration under the Act would provide.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         10.1 Stock Option Agreement, dated August 31, 2004, between Blue River Bancshares, Inc. and Heartland Bancshares, Inc.

         10.2 Stock Option Agreement, dated August 31, 2004, between Heartland Bancshares, Inc. and Blue River Bancshares, Inc. The copy of this exhibit filed as Exhibit 10.1 to the Form 8-K Current Report filed by Heartland Bancshares, Inc. (SEC File Number: 333-32245), on September 7, 2004 is incorporated by reference.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BLUE RIVER BANCSHARES, INC.
                                            (Registrant)


Date: September 7, 2004                     By:  /s/Lawrence T. Toombs
                                                 -------------------------------
                                                 Lawrence T. Toombs, President


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                                INDEX TO EXHIBITS


Exhibit No.       Description

  10.1            Stock Option Agreement, dated August 31, 2004

  10.2 Stock Option Agreement, dated August 31, 2004, between Heartland Bancshares, Inc. and Blue River Bancshares, Inc. The copy of this exhibit filed as Exhibit 10.1 to the Form 8-K Current Report filed by Heartland Bancshares, Inc. (SEC File
                  Number: 333-32245), on September 7, 2004 is incorporated by reference.